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                                                                      EXHIBIT 23


                     Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41458) of ADTRAN, Inc. of our report dated June 21, 2000 relating to the financial statements of ADTRAN, Inc. 401(k) Employee Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers


Birmingham, Alabama
October 13, 2000